EXHIBIT (b)



                    CERTIFICATION OF CEO AND CFO PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Report on Form N-CSR of Advent/Claymore Global Convertible Securities & Income Fund (the "Company") for the annual period ended October 31, 2009 (the "Report"), Tracy V. Maitland, as Chief Executive Officer of the Company, and Robert White, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of tHE Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: January 6, 2010

    /s/  Tracy V. Maitland
      ---------------------------------
Name:    Tracy V. Maitland

Title:   Chief Executive Officer


     /s/ Robert White
      ---------------------------------
Name:    Robert White

Title:   Chief Financial Officer